                                                                EXHIBIT 10.30


                                    DREYER'S
                                     GRAND
                                   ICE CREAM



                                 April 23, 1996

Smithway Associates, Inc.
5743 Smithway Street  #106
Commerce, CA  90040
Attn:    Mr. Aaron Cohen

         Re:     Dreyer's Grand Ice Cream, Inc./Smithway Associates, Inc.

Gentlemen:

         Except for leasehold rights to the spaces described in the documents identified in the second paragraph of this letter, Dreyer's Grand Ice Cream, Inc. ("Dreyer's") hereby surrenders any leasehold rights it may hold to spaces described in the agreements set out on Schedule 1 attached hereto and incorporated herein by reference (all such agreements collectively referred to as the "Lease") relating to the premises at 5743 East Smithway Street, Commerce, California 90040 (the "Premises"), and Smithway Associates, Inc. ("Smithway") hereby acknowledges and agrees that Dreyer's has no obligations or liabilities under the Lease with regard to such surrendered spaces, excepting only the obligation to make the repairs described on Schedule 2 attached hereto.

         The following documents accurately describe the spaces currently occupied by Dreyer's at the Premises:

         1. Amendment Letter between Smithway and Dreyer's dated as of August 4, 1995;
         2. Sublease Agreement between Dreyer's and JAA Corporation dated as of October 4, 1995;
         3.      Letter of Smithway to Dreyer's dated December 1, 1995; and
         4. April 1996 Amendment between Smithway and Dreyer's dated April 23, 1996.

                                              Very truly yours,

                                              Dreyer's Grand Ice Cream, Inc.

                                              By:
                                                 ------------------------------
                                              Title:  Treasurer
                                                      -------------------------
Enclosure

Acknowledged and Agreed this 23rd day of April, 1996:
Smithway Associates, Inc.

By:
   -------------------------------
Title:  President
        --------------------------

                   SCHEDULE 1 TO LETTER DATED APRIL 23, 1996

         The Original Lease has been amended by the following documents:

         Title                                                               Date
         -----                                                               ----
Amendment to Agreement and Lease between Dreyer's
    and Jack and Tillie Marantz                                              January 27, 1982

*Second Amendment to Agreement and Lease between
    Dreyer's and Jack and Tillie Marantz                                     July 16, 1982

Third Amendment to Agreement and Lease, including
    exhibits 29-35, between Dreyer's and Mrs. Tillie Marantz,
    dba TJ Investments                                                       January 1, 1985

Letter Agreement between Dreyer's and Mrs. Tillie Marantz,
    dba TJ Investments                                                       October 25, 1985

Rental Agreement between Dreyer's and Mrs. Tillie Marantz,
    dba TJ Investments                                                       May 1, 1987

Agreement between Dreyer's and Tillie Marantz, Trustee of the
    Tillie Marantz Revocable Trust, dba TJ Investments                       May 31, 1988

Assignment of Lease among Wilsey Foods, Inc., Dreyer's,
    Smithway, and Greyhound Real Estate Finance Company                      March 31, 1989

Amendment of (Wilsey) Lease between Dreyer's and Smithway                    March 31, 1989

*Amendment of Lease between Dreyer's and Smithway                            March 31, 1989

*Option exercise letter between Dreyer's and Smithway                        October 4, 1990

Amendment Letter between Smithway and Dreyer's                               August 4, 1995

Sublease Agreement between Dreyer's and JAA Corporation                      October 4, 1995

Letter of Smithway to Dreyer's                                               December 1, 1995

April 1996 Amendment between Smithway and Dreyer's                           April 23, 1996

         *These amendments have been superseded or are fully performed and retain no continuing obligation of either party.

                                   Schedule 2

                         To Letter Dated April 23, 1996





Foremost Maintenance Shop
         * Replace doors leading into warehouse
         * Repair/replace sink (cost to be split between Dreyer's and Smithway)
         * Repair holes in warehouse wall

Dry Storage
         * Floor repairs

Truck shop
         * Repair rollup door
         * Remove phone
         * Repair hanging electrical conduit
         * Remove bell/speaker
         * Repair sink/water supply
         * Replace metal plate cover at canopy entry
         * Remove hanging phone lines to left of garage
         * Re-lag conduit on cinder block fence
         * Remove barrels and trash
         * Repair concrete

Other
         * Meter changes our #53 and #54